Exhibit 99.1

Ceridian Hires Noémie Heuland as EVP, Chief Financial Officer

Global finance and technology executive with deep experience operating at scale

Toronto, ON, and Minneapolis, MN, September 17, 2020 – Ceridian (NYSE: CDAY) (TSX: CDAY), a global leader in human capital management (HCM), today announced that it has hired Noémie Heuland as Executive Vice President, Chief Financial Officer, effective October 5, 2020.

She will be responsible for the full scope of global finance functions, including investor relations, global financial strategy, financial planning, reporting and analysis, tax, treasury, and purchasing.

“Noémie is a transformative global finance and technology leader with a strong track record of achievement in driving financial performance, heightened productivity, and enhanced internal controls,” said David Ossip, Chairman and Chief Executive Officer, Ceridian. “Her deep commercial experience with a large, global software company will be invaluable as we continue to scale rapidly and grow globally.”

“Ceridian’s growth is a testament to its commitment to product innovation and to creating quantifiable value for its customers,” said Ms. Heuland. “I look forward to joining this highly talented team and to being part of this incredible growth story.”

Noémie comes to Ceridian from SAP, where she worked in Paris and Miami, most recently as CFO for Latin America and the Caribbean. Prior to SAP, she was at PricewaterhouseCoopers in Paris and Los Angeles. Her experience includes managing large teams at scale with responsibility for financial planning and analysis, complex commercial structuring, SEC reporting, and mergers & acquisitions. She is a Certified Public Accountant, and has a Masters in Management from Nantes School of Management. In addition, Noémie is a strong advocate for Diversity, Equity and Inclusion, having chaired the Diversity and Inclusion Committee for SAP in Latin America. She is an active and frequent speaker on finance and technology topics as well as on the role of women in tech. She is a founding board member of “La French Tech”, a French government and private sector partnership, in Miami.

About Ceridian

Ceridian. Makes Work Life Better™.
Ceridian is a global human capital management software company. Dayforce, our flagship cloud HCM platform, provides human resources, payroll, benefits, workforce management, and talent management functionality. Our platform is used to optimize management of the entire employee lifecycle, including attracting, engaging, paying, deploying, and developing people. Ceridian has solutions for organizations of all sizes. Visit Ceridian.com or follow us @Ceridian.

Forward-Looking Statement and Risk Factors

This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

This press release should be read in conjunction with the risks detailed in the “Cautionary Note Regarding Forward-Looking Information,” “Forward-Looking Statement”, “Risk Factors” and other sections of Ceridian’s Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and other filings with the Securities and Exchange Commission.

For further information, please contact:

Investor Relations
Jeremy Johnson
Vice President, Finance and Investor Relations
Ceridian HCM Holding Inc.
1-844-829-9499
investors@ceridian.com

Public Relations
Teri Murphy
Director, Corporate Communications
Ceridian HCM Holding Inc.
1-647-417-2117
teri.murphy@ceridian.com